Exhibit 99.1

Federal Home Loan Bank of Boston FHLB Boston Member Outreach Meeting Brae Burn Country Club West Newton, MA September 15, 2008

1 Federal Home Loan Bank of Boston Forward-Looking Statements This presentation describes anticipated developments, projections, estimates, or future predictions of the Bank. These statements may use forward-looking terminology, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or variations on these terms. The Bank cautions that, by their nature, forward-looking statements are subject to a number of risks and uncertainties, and that actual results could differ materially from those expressed or implied in these forward-looking statements. As a result, you are cautioned not to place undue reliance on such statements.

Federal Home Loan Bank of Boston 2 Mike Jessee President and Chief Executive Officer

3 Federal Home Loan Bank of Boston Today’s Topics Liquidity and the FHLBanks Housing and Economic Recovery Act of 2008 Recent developments for the GSEs

4 Federal Home Loan Bank of Boston FHLBanks Positioned to Meet Member Needs Still doing what designed to do for last 75 years: supply members with stable, reliable liquidity in all environments Beginning Q3 2007, System’s advances grew to unprecedented levels as capital markets froze up Access to global debt markets allows us to issue low-cost debt, pass on highly competitive advance terms to our members System designed to expand and contract in response to member demand Stock-purchase requirements enable Bank to meet members’ credit needs while augmenting its capital base

5 Federal Home Loan Bank of Boston Liquidity, Liquidity, Liquidity Three-Month LIBOR Less Federal Funds 0.00 0.50 1.00 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Spread (Percent) Source: Federal Reserve Board H.15 Selected Interest Rates. Bloomberg.

6 Federal Home Loan Bank of Boston $580 $616 $615 $620 $615 $638 $644 $641 $624 $640 $824 $875 $913 $914 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 FHLBank System and FHLB Boston Advances FHLBank System Advances (in billions) $31 $28 $33 $38 $41 $41 $38 $37 $38 $39 $56 $56 $59 $63 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 FHLB Boston Advances (in billions)

7 Federal Home Loan Bank of Boston FHLB Boston – Record Growth and Record Earnings Members: 453 Total Assets: $84.3 billion – up 40% Advances: $63.1 billion – up 62% Mortgage Loans Held: $4.0 billion – down 5% Capital: $3.6 billion – up 35% Q2 Net Income: $52.5 million – up 31% Maintained triple-A, stable-outlook rating Q2 2008 vs. Q2 2007, Federal Home Loan Bank of Boston

8 Federal Home Loan Bank of Boston Housing & Economic Recovery Act of 2008 Signed into law on July 30, effective immediately Federal Housing Finance Agency replaces FHFB and OFHEO Single Director, appointed by president, has supervisory responsibility over Fannie, Freddie, and FHLBanks Director has broad authority, similar to FHFB Differences between FHLBanks and Fannie/Freddie must be considered before taking regulatory action Three Deputy Directors oversee Fannie/Freddie regulation, FHLBank regulation, and housing mission and goals FHFA Director, Treasury Secretary, HUD Secretary, and SEC Chairman constitute Oversight Board

9 Federal Home Loan Bank of Boston Initial Impact on FHLBanks Governance Each FHLBank to have 13 directors, or as many determined by FHFA Director Two-fifths must be independent, elected by members from candidates nominated by Bank’s board Terms extended from three to four years Statutory director compensation cap removed Expect FHFA to issue guidelines regarding upcoming elections and beyond

10 Federal Home Loan Bank of Boston Additional Impact of New Legislation on FHLBanks Letters of credit allowed to confirm members’ guarantee of tax-exempt bonds Voluntary FHLBank mergers authorized, with approval of Director and Banks’ members and boards FHLBank districts can be reduced below eight Joint offices allowed Increases Community Financial Institution asset threshold to $1 billion from $625 million Myriad regulations to be promulgated Capital requirements Risk-management and operational standards

11 Federal Home Loan Bank of Boston Government Acts to Shore Up Fannie and Freddie Government will become the primary owner of Fannie and Freddie Up to $200 billion of senior preferred shares Will own warrants that will control most of future common stock Later this month, Treasury will purchase $5 billion of MBS guaranteed by Fannie and Freddie to provide liquidity to MBS market Additional purchases will be made as deemed appropriate Treasury created new liquidity tool to lend to Fannie, Freddie, and FHLBanks “Ultimate liquidity backstop” if needed; short term, 50 bps above LIBOR, secured by advances and agency MBS Debate over Fannie Mae and Freddie Mac restructuring will begin in earnest with Congress and the next Administration

12 Federal Home Loan Bank of Boston Government Actions and the FHLBanks Designed to provide greater stability and certainty to market participants and long-term clarity to investors FHLBanks have displayed much stronger financial performance, but many investors do not differentiate on fundamentals across GSEs Foreign investors have pulled back investment in GSEs FHLBank debt costs have risen By doing what we are designed to do – provide liquidity to housing and economic development – we are supporting the government’s efforts to stabilize the mortgage markets and strengthen the U.S. economy Director Lockhart: “The Federal Home Loan Banks have performed remarkably well over the last year as they have a different business model than Fannie Mae and Freddie Mac.”

Federal Home Loan Bank of Boston 13 Frank Nitkiewicz Executive Vice President/Chief Financial Officer FHLB Boston Financial Performance and Current Financial Events

Federal Home Loan Bank of Boston 14 FHLB Boston Financial Performance

15 Federal Home Loan Bank of Boston Asset Trends $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 (in billions) Q1:2006 Q2:2006 Q3:2006 Q4:2006 Q1:2007 Q2:2007 Q3:2007 Q4:2007 Q1:2008 Q2:2008 Period-End Balance Advances Investments MPF Other Growth of balance sheet driven by advances

16 Federal Home Loan Bank of Boston Capital Trends ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 (in millions) Q1:2006 Q2:2006 Q3:2006 Q4:2006 Q1:2007 Q2:2007 Q3:2007 Q4:2007 Q1:2008 Q2:2008 OCI Retained Earnings Class B Stock • Capital growth matches advance growth • Retained earnings continues to grow

17 Federal Home Loan Bank of Boston $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 (in millions) Q1:2006 Q2:2006 Q3:2006 Q4:2006 Q1:2007 Q2:2007 Q3:2007 Q4:2007 Q1:2008 Q2:2008 Net Interest Income Net Income Quarterly Net Income Trends

18 Federal Home Loan Bank of Boston FHLB Boston ROE, Margin and Spread 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2002 2003 2004 2005 2006 2007 2008 1st Half NIM, NIS 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% ROE NIM NIS ROE

Federal Home Loan Bank of Boston 19 FHLB Boston Retained Earnings & Dividends

20 Federal Home Loan Bank of Boston Retained Earnings Target In July 2008, Bank announced that its retained earnings target was raised to $375-400 million from $213 million Retained earnings at June 30: $252 million No target dividend or projected target achievement date announced Additional layer of protection to shareholders against: Potential losses Potential period of narrowed margins

21 Federal Home Loan Bank of Boston Why Are More Retained Earnings Needed? Bank’s MBS portfolio contains significant private-pabel component, much originated in 2005 to 2007 Securities were credit-enhanced to top tier Underlying loans have exhibited high delinquency and foreclosure rates, compounded by severe downturn in housing prices Securities’ prices have declined significantly during 2008, creating substantial unrealized losses While there are no losses at this time, OTTI write-downs cannot be ruled out in future periods Retained earnings help absorb potential write-downs

22 Federal Home Loan Bank of Boston OTTI Impairment Threat As of June 30, assessment showed no impairment as other-than-temporary Impairment is considered other-than-temporary if probable that a security will not return full principal and contractual interest payments Bank projects loan performance vs. credit-enhancement structure Bank’s stress analysis indicates impairments under more severe downturn If impairment charges are realized, they will be much larger than the expected shortfall of principal and interest For example, as of June 30, a stress scenario projecting $2.7 million of P&I losses would have required a $240.5 million write-down. See June 30, 2008 10-Q for more details

23 Federal Home Loan Bank of Boston Fannie/Freddie Conservatorship Prior to FHFA action, concerns about viability of Fannie Mae and Freddie Mac had impacted all three housing GSEs Significant losses had been realized by Fannie/Freddie, with expectation of more to come, raising doubts as to capital adequacy Fannie/Freddie stocks had been devalued to single digits; preferred stock issues also deeply impacted FHLBanks have displayed much stronger financial performance, but differentiation in the market is limited among GSEs US Treasury commitment to support GSEs, absent details, had backfired in the form of higher debt costs for all three GSEs, as investors took a wait-and-see posture Since mid-July, leading up to the Treasury/FHFA actions announced September 7, relative funding costs had increased for Fannie Mae, Freddie Mac, and FHLBs Federal action reflects a recognition that continuing uncertainty would likely have extended or worsened the housing market crisis and/or increased systemic risks to the financial system

24 Federal Home Loan Bank of Boston Treasury Lending Facility Lending Facility is the only aspect of FHFA/Treasury action directly involving the FHLBanks Specifically secured by advances and GSE MBS Joint-and-several obligations of all FHLBanks To be utilized only as a last-resort backstop Why do FHLBanks need a lending facility? FHFA Director noted that facility is NOT expected to be utilized FHFA Director acknowledged that FHLBanks have performed “remarkably well” throughout the crisis

25 Federal Home Loan Bank of Boston Implications of Fannie/Freddie Conservatorship for FHLBanks Early market reaction to federal actions has been favorable to senior obligation investors Debt costs have improved during the first week, though future trends remain uncertain Agency MBS spreads have also tightened, which will help lower mortgage rates Trends are immature; could be influenced by many factors e.g.; • Ultimate resolution of Fannie Mae/Freddie Mac • Course of housing market and broader economy Not expected to be a ‘silver bullet’ for housing market problems, but may provide some relief to reduce the depth of the downturn

Federal Home Loan Bank of Boston 26 Susan Elliott Executive Vice President/Member Services Take Advantage of Your FHLB

27 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Liquidity Immediate needs Understand the advances products Calculate borrowing capacity Pledge additional collateral Understand capital stock requirement Contingency planning Qualify other “non-traditional” collateral Are your assets less than $1 billion?

28 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Consider Liquidity Solutions: Overnight Funding • Daily Cash Manager • Rollover Cash manager • IDEAL Cash Manager Other Short-Term / Variable-Rate Funding • Short-term maturity specials • Discount note auction-floater – Locked-in spread on 4- or 13-week funding for periods between 1 and 10 years

29 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Consider Liquidity Solutions (continued): Mortgage Partnership Finance® (MPF®) Secondary market alternative Fixed-rate, 15-yr to 30-yr mortgages Fifty members are active sellers Rate of growth increasing as members seek MPF as an alternative

30 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Narrowing Margins Evaluate marginal cost Be opportunistic Tap FHLB staff as a resource

31 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Asset Growth Residential mortgages Commercial real estate Investments Community development

32 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Consider... Slider Advance to address exposure to falling rates Fixed-term, floating-rate advance, tied to LIBOR Contains an embedded interest-rate floor Provides accelerated relief when LIBOR falls below strike rate of floor “Slider” feature kicks in - 2:1 decline in advance rate

33 Federal Home Loan Bank of Boston The Slider Advance – 3-Year Term Strike on 3m LIBOR @ 3.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 3M LIBOR Advance Rate 1 1 1 2 Two-to-one repricing One-to-one repricing 3M LIBOR strike rate LIBOR Floater 3M LIBOR +35 bp Slider 3M LIBOR +65 bp Indicative pricing 8/28/2008 3M LIBOR 2.81%

34 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Consider... HLB-Option Plus Cap Advance with exposure to rising rates HLB-Option advance containing an embedded interest-rate cap between 1x and 3x the notional amount of the advance Initial rate is the maximum advance rate throughout lockout period Initial rate will be reduced if current LIBOR index exceeds strike rate Potential for dramatic reduction in advance rate should LIBOR exceed strike rate of embedded cap

35 Federal Home Loan Bank of Boston 5/3y HLB-Option Plus Cap Advance 2x Notional Cap – Strike on 3m LIBOR at 4.50% 4.20% 4.20% 4.20% 3.20% 2.70% 2.20% 3.70% 4.20% 4.20% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 3M LIBOR Advance Rate 3m LIBOR Cap Strike Rate

36 Federal Home Loan Bank of Boston Take Advantage of Your FHLB Letters of Credit Issue or confirm stand-by LOCs Residential housing finance Economic development Liquidity Asset/liability management

37 Federal Home Loan Bank of Boston Letters of Credit Common Uses: Secure municipal deposits Provide a AAA confirming stand-by LOC to support a member’s LOC for residential housing transaction New Uses: Secure municipal deposits in CT Provide a AAA confirming stand-by LOC to support a member’s LOC for tax exempt bonds for community lending (school construction, infrastructure development) Requirements Fully collateralized Capital stock requirement set at 50 percent of advances activity stock requirement For community lending uses: LOC must facilitate economic development in support of targeted beneficiaries

38 Federal Home Loan Bank of Boston Letters of Credit For Example: CT member exploring use of confirming LOC Local builder selected to restore commercial space to create affordable housing Needs performance bond or LOC with AAA rating Member lacks rating, but interested in supporting this development FHLB Boston LOC will facilitate the transaction and provide the needed AAA-rating

39 Federal Home Loan Bank of Boston Looking Ahead Collateral Capital New Products

Federal Home Loan Bank of Boston 40 FHLB Boston Member Outreach Meeting Brae Burn Country Club West Newton, MA September 15, 2008